Joint Filer Information


Name:			Wilton Funding Holdings, LLC


Address:			Wilton Funding Holdings, LLC
			Bayside Executive Park

			West Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement:	August 12, 2005

Date:  	August 15, 2005


Signature:	WILTON FUNDING HOLDINGS, LLC


		By:	s/Lindsey Cancino

		Name:	Lindsey Cancino
		Title:	Manager



					Joint Filer
Information


Name:			Compass Wilton Partners, LP


Address:			Compass Wilton Partners, LP
			Bayside Executive Park

			West Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAP)

Date of Event Requiring
Statement: 	August 12, 2005

Date:  	August 15, 2005


Signature:	COMPASS WILTON PARTNERS, LP

By:	Navco Management, Inc.,
its general Partner


		By:	s/Lindsey Cancino
		Name:	Lindsey
Cancino
		Title:	Treasurer



					Joint Filer Information



Name:			Concorde Wilton Holdings, LP

Address:			Bayside Executive
Park
			West Bay Street and Blake Road
			Nassau, Bahamas


Designated Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAC)

Date of Event Requiring
Statement: 	August 12, 2005

Date:  	August 15, 2005


Signature:	CONCORDE WILTON HOLDINGS, LP

		By:	Navco Management,
Inc., its general partner


		By:	s/Lindsey Cancino

		Name:	Lindsey Cancino
		Title:	Treasurer



					Joint Filer
Information


Name:			Navco Management, Inc.

Address:			Navco
Management, Inc.
			Bayside Executive Park
			West Bay Street and
Blake Road
			Nassau, Bahamas

Designated Filer:		Compass Group
Investments, Inc.

Issuer and Ticker Symbol:	Patriot Capital Funding,
Inc. (PCAP)

Date of Event Requiring Statement: 	August 12, 2005


Date:  	August 15, 2005

Signature:	NAVCO MANAGEMENT, INC.



		By:	s/Lindsey Cancino
		Name:	Lindsey Cancino
		Title:	Treasurer




					Joint Filer Information


Name:			Arthur Coady


Address:			c/o Coryton Management Ltd.
			Bayside Executive Park

			West Bay Street and Blake Road
			Nassau, Bahamas

Designated
Filer:		Compass Group Investments, Inc.

Issuer and Ticker
Symbol:	Patriot Capital Funding, Inc. (PCAC)

Date of Event Requiring
Statement: 	August 12, 2005

Date:  	August 15, 2005


Signature:	s/Arthur Coady
		ARTHUR COADY